Exhibit 99.1

Selected Financial Data

The operating and balance sheet data included in the following selected financial data have been derived from the consolidated financial statements of Cablevision and CSC Holdings.  Acquisitions made by these companies were accounted for under the purchase method of accounting and, accordingly, the acquisition costs were allocated to the net assets acquired based on their fair value, except for assets previously owned by Charles F. Dolan or affiliates of Mr. Dolan which were recorded at historical cost.  Acquisitions are reflected in operating, balance sheet and statistical data from the time of acquisition.  The operating and balance sheet data below has been amended to reclassify the transactions discussed in Note 23 of the Notes to Consolidated Financial Statements as discontinued operations for all periods presented.  The selected financial data presented below should be read in conjunction with the consolidated financial statements of Cablevision and CSC Holdings and the notes thereto included in Exhibit 99.3 of this Report.

	Cablevision Systems Corporation
	Years Ended December 31,
	2004	2003	2002	2001	2000
	(dollars in thousands, except per share data)
Operating Data:
Revenues, net	$4,750,037	$4,023,209	$3,664,365	$3,478,463	$3,534,960
Operating expenses:
Technical and operating (excluding depreciation and amortization (including impairments))	2,262,694	1,864,579	1,664,441	1,653,431	1,596,870
Selling, general and administrative	1,192,457	1,083,394	906,794	921,570	950,249
Other operating expense (income)	(95,758)	(4,758)	—	—	—
Restructuring charges	151	10,725	74,091	42,722	—
Depreciation and amortization (including impairments)	1,137,940	1,042,850	862,952	1,105,074	965,404
Operating income (loss)	252,553	26,419	156,087	(244,334)	22,437
Other income (expense):
Interest expense, net	(712,440)	(604,769)	(485,316)	(519,051)	(552,741)
Equity in net income (loss) of affiliates	(12,991)	429,732	(42,014)	(68,206)	(17,098)
Gain (loss) on sale of cable assets and programming and affiliate interests, net	2,232	(13,644)	—	2,174,664	1,209,865
Impairment charges on At Home investment	—	—	—	(108,452)	(139,682)
Gain (loss) on investments, net	134,598	235,857	(881,394)	109,355	(6,747)
Write-off of deferred financing costs	(18,961)	(388)	(6,931)	(18,770)	(5,209)
Gain (loss) on derivative contracts, net	(165,305)	(208,323)	924,037	281,752	—
Loss on extinguishment of debt	(78,571)	—	(17,237)	(15,348)	—
Gain on termination of At Home agreement	—	—	—	25,190	—
Minority interests	(65,568)	(116,950)	(201,695)	(355,405)	(143,251)
Miscellaneous, net	46	3,719	(5,644)	(8,881)	(5,215)
Income (loss) from continuing operations before taxes	(664,407)	(248,347)	(560,107)	1,252,514	362,359
Income tax benefit (expense)	194,808	(26,416)	81,497	(218,708)	(63,177)
Income (loss) from continuing operations	(469,599)	(274,763)	(478,610)	1,033,806	299,182
Income (loss) from discontinued operations, net of taxes	(199,057)	(22,476)	572,493	(52,356)	(33,060)
Income (loss) before extraordinary item	(668,656)	(297,239)	93,883	981,450	266,122
Extraordinary loss on investment, net of taxes	(7,436)	—	—	—	—
Net income (loss)	$(676,092)	$(297,239)	$93,883	$981,450	$266,122

	Cablevision Systems Corporation
	Years Ended December 31,
	2004	2003	2002	2001	2000
	(dollars in thousands, except per share data)
INCOME (LOSS) PER SHARE:

Basic net income (loss) per common share

Income (loss) from continuing operations	$(1.64)	$(0.96)	$(1.63)	$3.67	$1.08

Income (loss) from discontinued operations	$(0.69)	$(0.08)	$1.95	$(0.19)	$(0.12)

Extraordinary loss	$(0.03)	—	—	—	—

Net income (loss)	$(2.36)	$(1.04)	$0.32	$3.48	$0.96

Basic weighted average common shares (in thousands)	287,085	285,486	293,516	281,938	277,473

Diluted net income (loss) per common share

Income (loss) from continuing operations	$(1.64)	$(0.96)	$(1.63)	$3.62	$1.07

Income (loss) from discontinued operations	$(0.69)	$(0.08)	$1.75	$(0.18)	$(0.12)

Extraordinary loss	$(0.03)	—	—	—	—

Net income (loss)	$(2.36)	$(1.04)	$0.29	$3.43	$0.95

Diluted weighted average common shares (in thousands)	287,085	285,486	331,959	285,731	280,751

Cash dividends declared per common share	—	—	—	—	—

	Cablevision Systems Corporation
	Years Ended December 31,
	2004	2003	2002	2001	2000
	(dollars in thousands, except per subscriber data)
Balance Sheet Data:
Total assets	$11,404,522	$11,233,647	$10,584,133	$10,306,430	$8,286,929
Bank debt	2,489,887	2,357,039	2,085,768	1,006,694	2,616,530
Collateralized indebtedness	1,553,427	1,617,620	1,234,106	1,572,372	—
Senior notes and debentures	5,991,564	3,692,699	3,691,772	3,690,845	2,693,208
Subordinated notes and debentures	746,231	599,203	599,128	599,054	1,048,648
Notes payable	150,000	150,000	—	—	—
Capital leases	71,563	84,856	86,208	96,296	100,690
Total debt	11,002,672	8,501,417	7,696,982	6,965,261	6,459,076
Minority interests	685,877	580,766	626,571	870,675	591,329
Preferred stock of CSC Holdings	—	1,624,295	1,544,294	1,544,294	1,544,294
Stockholders’ deficiency	(2,630,334)	(1,989,802)	(1,722,361)	(1,588,206)	(2,505,898)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Statistical Data:

Video:
Homes passed by cable (1)	4,443,000	4,401,000	4,369,000	4,337,000	4,698,000
Basic video subscribers (2)	2,963,000	2,944,000	2,963,000	3,008,000	3,193,000
Basic video subscribers as a percentage of homes passed	66.7%	66.9%	67.8%	69.4%	68.0%
Average monthly revenue per basic video subscriber (3)	$87.17	$76.69	$65.56	$59.93	$55.51

High-Speed Data Service:
Customers	1,352,500	1,057,000	770,100	506,700	238,500
Customers as a percentage of homes passed	30.4%	24.0%	17.6%	11.7%	5.1%

VoIP Services:
Customers	272,700	28,700	—	—	—
Customers as a percentage of homes passed	6.1%	0.7%	—	—	—

(1)	Homes passed is based upon homes actually marketed and does not include multiple dwelling units passed by the cable plant that are not connected to it.
(2)

Basic video subscribers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one subscriber, regardless of size, revenue generated, or number of boxes, units, or outlets. In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers. Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees, and free status is not granted to regular customers as a promotion. Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay. The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual rooms’ units at that hotel. In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(3)

Average monthly revenue per basic subscriber is calculated by dividing the GAAP revenues for the Telecommunications Services segment excluding revenues of Lightpath for the fourth quarter in the period by the average number of basic video subscribers for the same period.

	CSC Holdings, Inc.
	Years Ended December 31,
	2004	2003	2002	2001	2000
	(dollars in thousands, except per share data)
Operating Data:
Revenues, net	$4,750,037	$4,023,209	$3,664,365	$3,478,463	$3,534,960
Operating expenses:
Technical and operating (excluding depreciation and amortization (including impairments))	2,262,694	1,864,579	1,664,441	1,653,431	1,596,870
Selling, general and administrative	1,192,457	1,083,394	906,794	921,570	950,249
Other operating expense (income)	(95,758)	(4,758)	—	—	—
Restructuring charges	151	10,725	74,091	42,722	—
Depreciation and amortization (including impairments)	1,137,940	1,042,850	862,952	1,105,074	965,404
Operating income (loss)	252,553	26,419	156,087	(244,334)	22,437
Other income (expense):
Interest expense, net	(627,392)	(600,979)	(485,316)	(519,051)	(552,741)
Equity in net income (loss) of affiliates	(12,991)	429,732	(42,014)	(68,206)	(17,098)
Gain (loss) on sale of cable assets and programming and affiliates interests, net	2,232	(13,644)	—	2,174,664	1,209,865
Impairment charges on At Home investment	—	—	—	(108,452)	(139,682)
Gain (loss) on investments, net	134,598	235,857	(881,394)	109,355	(6,747)
Write-off of deferred financing costs	(18,961)	(388)	(6,931)	(18,770)	(5,209)
Gain (loss) on derivative contracts, net	(165,305)	(208,323)	924,037	281,752	—
Loss on extinguishment of debt	(78,571)	—	(17,237)	(15,348)	—
Gain on termination of At Home agreement	—	—	—	25,190	—
Minority interests	(65,568)	(24,690)	(27,179)	(180,889)	22,053
Miscellaneous, net	46	3,719	(5,644)	(8,881)	(5,215)
Income (loss) from continuing operations before income taxes and dividend requirements	(579,359)	(152,297)	(385,591)	1,427,030	527,663
Income tax benefit (expense)	159,683	(28,008)	81,497	(218,708)	(63,177)
Income (loss) from continuing operations before dividend requirements	(419,676)	(180,305)	(304,094)	1,208,322	464,486
Dividend requirements applicable to preferred stock	—	(92,260)	(174,516)	(174,516)	(165,304)
Income (loss) from continuing operations	(419,676)	(272,565)	(478,610)	1,033,806	299,182
Income (loss) from discontinued operations, net of taxes	(199,057)	(22,476)	572,493	(52,356)	(33,060)
Income (loss) applicable to common shareholder before extraordinary item	(618,733)	(295,041)	93,883	981,450	266,122
Extraordinary loss on investment, net of taxes	(7,436)	—	—	—	—
Net income (loss) applicable to common shareholder	$(626,169)	$(295,041)	$93,883	$981,450	$266,122

	CSC Holdings, Inc.
	Years Ended December 31,
	2004	2003	2002	2001	2000
	(dollars in thousands, except per subscriber data)
Balance Sheet Data:
Total assets	$11,364,498	$11,244,969	$10,584,133	$10,306,430	$8,286,929
Bank debt	2,489,887	2,357,039	2,085,768	1,006,694	2,616,530
Collateralized indebtedness	1,553,427	1,617,620	1,234,106	1,572,372	—
Senior notes and debentures	4,491,564	3,692,699	3,691,772	3,690,845	2,693,208
Subordinated notes and debentures	746,231	599,203	599,128	599,054	1,048,648
Notes payable	150,000	150,000	—	—	—
Capital leases	71,563	84,856	86,208	96,296	100,690
Total debt	9,502,672	8,501,417	7,696,982	6,965,261	6,459,076
Minority interests	685,877	580,766	626,571	870,675	591,329
Redeemable preferred stock	—	1,544,294	1,544,294	1,544,294	1,544,294
Exchangeable preferred stock	—	80,001	—	—	—
Stockholder’s deficiency	(1,164,579)	(1,979,931)	(1,775,039)	(1,637,644)	(2,542,822)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Statistical Data:

Video:
Homes passed by cable (1)	4,443,000	4,401,000	4,369,000	4,337,000	4,698,000
Basic video subscribers (2)	2,963,000	2,944,000	2,963,000	3,008,000	3,193,000
Basic video subscribers as a percentage of homes passed	66.7%	66.9%	67.8%	69.4%	68.0%
Average monthly revenue per basic video subscriber (3)	$87.17	$76.69	$65.56	$59.93	$55.51

High-Speed Data Service:
Customers	1,352,500	1,057,000	770,100	506,700	238,500
Customers as a percentage of homes passed	30.4%	24.0%	17.6%	11.7%	5.1%

VoIP Services:
Customers	272,700	28,700	—	—	—
Customers as a percentage of homes passed	6.1%	0.7%	—	—	—

(1)	Homes passed is based upon homes actually marketed and does not include multiple dwelling units passed by the cable plant that are not connected to it.
(2)

Basic video subscribers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one subscriber, regardless of size, revenue generated, or number of boxes, units, or outlets. In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers. Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees, and free status is not granted to regular customers as a promotion. Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay. The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual rooms’ units at that hotel. In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(3)

Average monthly revenue per basic subscriber is calculated by dividing the GAAP revenues for the Telecommunications Services segment excluding revenues of Lightpath for the fourth quarter in the period by the average number of basic video subscribers for the same period.